PBHG ADVISOR FUNDS, INC.

                                   SUPPLEMENT
                             DATED OCTOBER 20, 1998
                                     TO THE
                         PROSPECTUS DATED JULY 14, 1998


     This Supplement updates certain information contained in the above dated Prospectus of PBHG Advisor Funds, Inc. You should retain both this Supplement and the Prospectus for future reference.

     Effective immediately, James D. McCall, CFA manages the PBHG Advisor Blue Chip Growth Fund. Mr. McCall's prior business experience is discussed on page 42 of the Prospectus. Also effective immediately, the related performance information for the PBHG Advisor Blue Chip Growth Fund discussed on pages 38 and 39 of the Prospectus is deleted.

     Effective October 26, 1998 and until further notice, Class A shares of all PBHG Advisor Funds will be sold without an initial sales charge and will not be subject to any contingent deferred sales charge. Also effective that date and until further notice, on page 3 of the Prospectus under Expense Summary--Shareholder Transaction Expenses (Class A Shares), the "Maximum Sales Load Imposed on Purchases" is "None" and footnote one is deleted.

     Effective October 26, 1998 and until further notice, PBHG Advisor Funds will discontinue offering Class B shares.

     To purchase Class A shares, without a sales charge, or to obtain an additional copy of the Prospectus, free of charge, please call 1-888-800-2685.